Subsequent events	12 Months Ended
Mar. 31, 2016
Subsequent Events [Abstract]
Subsequent events
29.	Subsequent events

(1)	Kumamoto Earthquake

In April 2016, a series of earthquakes occurred in the Kumamoto region of Japan. Due to these earthquakes, the operations at Sony Semiconductor Manufacturing Corporation’s Kumamoto Technology Center, which is the primary manufacturing site for image sensors for digital cameras and security cameras as well as micro-display devices, have been affected. These earthquakes may have an adverse impact on Sony’s operation of the Devices and IP&S business segments, primarily. Sony expects a significant impact on its financial position and results of operations for the fiscal year ending March 31, 2017 due to these earthquakes. Sony is currently evaluating the amounts to be recognized for the fiscal year ending March 31, 2017, including losses of fixed assets and inventory, and insurance recoveries.

(2)	Termination of the development and manufacturing of certain camera modules

In May 2016, Sony decided to terminate the development and manufacturing of high-functionality camera modules for external sale, the mass production of which was being prepared at Sony Semiconductor Manufacturing Corporation’s Kumamoto Technology Center, as a result of a reconsideration of the strategy of this business from a long-term perspective. Sony expects a significant impact on its consolidated results due to this termination. Sony is currently evaluating the expenses to be recognized related to this termination for the fiscal year ending March 31, 2017.